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                                                                  EXHIBIT 10-o-2


Executives of the Company who are party to a Change of Control Agreement

1.  C.M. Jones
2.  B.M. Abzug
3.  G.R. Chadick
4.  R.M. Chiusano
5.  L.A. Erickson
6.  J.J. Gaspar
7.  N.J. Keating
8.  H.M. Reininga
9.  W.J. Richter